SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Sturm, Ruger & Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2021. STURM, RUGER & COMPANY, INC. 1 LACEY PLACE SOUTHPORT, CT 06890 ATTN: KEVIN B. REID, SR. Meeting Information Meeting Type: Annual Meeting For holders as of: March 15, 2021 Date: May 12, 2021 Time: 9:00 a.m. EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RGR2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/RGR2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D34414-P50201

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K D34415-P50201

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com

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How To Vote Please Choose One of the Following Voting Methods

D01655-P38264

How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/RGR2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2021 to facilitate timely delivery.

Voting Items 1h. Ronald C. Whitaker 3. An advisory vote on the compensation of the Company’s Named Executive Officers. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 1i. Phillip C. Widman 2. The ratification of the appointment of RSM US LLP as the Independent Auditors of the Company for the 2021 fiscal year. 1a. John A. Cosentino, Jr. 1d. C. Michael Jacobi 1b. Michael O. Fifer 1e. Christopher J. Killoy 1c. Sandra S. Froman 1f. Terrence G. O'Connor 1g. Amir P. Rosenthal 1. Election of Directors Nominees: The Board of Directors unanimously recommends a vote FOR the election of nine Directors, and FOR Proposals 2 and 3: D34416-P50201

D34417-P50201